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                                                                    EXHIBIT 24.2


                             OFFICER'S CERTIFICATE

                                       OF

                          COINMACH LAUNDRY CORPORATION


          The undersigned hereby certifies that: (i) he is the Secretary of Coinmach Laundry Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"); (ii) the attached is a true and correct copy of the resolution duly adopted by unanimous written consent of the Board of Directors of the Corporation as of May 9, 1996; and (iii) said resolution is in full force and effect as of the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer's Certificate as of the 17th day of June, 1996.


                                              /s/ ROBERT M. DOYLE
                                              ________________________________
                                              Robert M. Doyle
                                              Secretary



[corporate seal]
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                           ACTION BY WRITTEN CONSENT
                      IN LIEU OF A MEETING OF THE BOARD OF
                   DIRECTORS OF COINMACH LAUNDRY CORPORATION
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                               As of May 9, 1996

     The undersigned, being all of the members of the Board of Directors of Coinmach Laundry Corporation, a Delaware corporation (the "Corporation"), in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, hereby consent to the taking of the following actions and direct that this consent be filed in the minute book of the Corporation:

     1.  The following resolution with respect to Stephen R. Kerrigan and Robert
M. Doyle being designated as the Powers of Attorney on behalf of the Corporation, to execute the Corporation's registration statement on Form S-1 (the "Registration Statement"), is hereby adopted:

          RESOLVED, that Stephen R. Kerrigan and Robert M. Doyle are hereby authorized and directed to execute and deliver a power of attorney, substantially in the form submitted to this Board of Directors, whereby Messrs. Kerrigan and Doyle be, and each of them hereby are, authorized to sign such Registration Statement, any amendments and post-effective amendments to such Registration Statement, and to take such further action, as may be deemed necessary or advisable by such officers in connection with such Registration Statement.

          2. The following resolution with respect to the implementation of the foregoing resolution is hereby adopted:

          RESOLVED, that the appropriate officers of the Corporation and the Corporation's counsel be, and each of them hereby is, authorized and directed to prepare and to execute such documents, to make such filings, to seek necessary approvals and to take such actions as may be necessary or desirable in order to carry out the purpose of the foregoing resolution and the intent thereof.
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          IN WITNESS WHEREOF, the undersigned, being all of the  members of the
Board of Directors of the Corporation, do hereby consent to the foregoing action as of the day and year first above written.

                                    /s/  DAVID A. DONNINI
                                    ---------------------------
                                    David A. Donnini


                                    /s/  BRUCE V. RAUNER
                                    ---------------------------
                                    Bruce V. Rauner


                                    /s/  STEPHEN R. KERRIGAN
                                    ---------------------------
                                    Stephen R. Kerrigan


                                    /s/  JAMES N. CHAPMAN
                                    ---------------------------
                                    James N. Chapman


                                    /s/  MITCHELL BLATT
                                    ---------------------------
                                    Mitchell Blatt